25. CAPITAL MANAGEMENT AND FINANCIAL RISK (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016		Dec. 31, 2015
Capital Management And Financial Risk Details
Cash and cash equivalents	$ 2,898	$ 11,838	[1]	$ 5,367
Investments in debt instruments (note 9)	30,136	0
Debt obligations-current (note 16)	0	(276)	[2]
Net cash	$ 33,034	$ 11,562

[1]	Category D=Loans and receivables
[2]	Category E=Financial liabilities at amortized cost